Tenet Healthcare Corporation

Fact Book

Prepared by
Tenet Shareholder Committee, LLC.
August 21, 2000

      All information in these slides was gathered from each company’s Form 10-K filings, 10-Q filings and/or proxy material. Information for Tenet Healthcare has been updated for the company’s fourth quarter fiscal 2000 earnings release. Estimates of earnings and cash flow for Tenet’s competitors are consistent with Wall Street’s consensus earnings estimates as reported by firms such as First Call, I/B/E/S and Zack’s Research. Estimates for all competitors have been updated for all earnings released prior to the date on the cover of this book.

Tenet Healthcare Corporation
Fact Book Table of Contents

TABLE OF CONTENTS

Competitive Point Scores
Return on Assets
Return on Capital
Return on Equity
Long Term Debt / Equity
Total Debt / Equity
Total Debt / EBITDA
EBITDA / Interest
Average Cost of Debt
EBITDA Margin
Depreciation & Amortization
EBIT Margin
Interest Expense
Pretax Margin
EBITDA / Share Growth
Cash Flow From Operations
Cash Flow After Capital Expenditures
Accounts Receivable
Change in A/R DSO
Change in DSO
Revenue Per Employee
EBITDA Per Employee
Accounts Receivable Analysis
Schedule of Non-Recurring Charges
Schedule of Non-Recurring Charges
Shareholder Votes Ignored by Board
Shareholder Votes Ignored by Board

Tenet Healthcare Corporation
Fact Book Table of Contents

Competitive Point Scores

(5 = Best to 1 = Worst)

	THC	HCA	UHS	HMA	QHGI
Return on Assets	1.00	3.00	4.00	5.00	2.00

Return on Capital	1.00	3.00	4.00	5.00	2.00

Return on Equity	1.00	3.00	4.00	5.00	2.00

LTD : Equity	1.00	3.00	4.00	5.00	2.00

Total Debt : Equity	1.00	3.00	4.00	5.00	2.00

Total Debt : EBITDA	1.00	3.00	4.00	5.00	2.00

EBITDA : Interest	1.00	3.00	4.00	5.00	2.00

Average Cost of Debt	1.00	3.00	4.00	5.00	2.00

EBITDA Margin	3.00	4.00	1.00	5.00	2.00

D&A % of Revenue	4.00	1.00	3.00	5.00	2.00

EBIT Margin	4.00	3.00	1.00	5.00	2.00

Interest % of Revenue	1.00	3.00	4.00	5.00	2.00

Pretax Margin	1.00	4.00	3.00	5.00	2.00

EBITDA / Share Growth	2.00	4.00	3.00	5.00	1.00

Cash Flow Operations : Revenue	1.00	2.00	4.00	5.00	3.00

Cash Flow Operations — Cap Ex : Revenue	2.00	1.00	5.00	4.00	3.00

Net A/R DSO	2.00	5.00	4.00	1.00	3.00

Change in A/R DSO	2.00	5.00	4.00	1.00	3.00

Three Year Change in A/R DSO	2.00	5.00	4.00	1.00	3.00

Revenue : Employee	3.00	4.00	5.00	2.00	1.00

EBITDA : Employee	3.00	4.00	2.00	5.00	1.00

Total Points	38.00	69.00	75.00	89.00	44.00

Average	1.81	3.29	3.57	4.24	2.10

# Best	—	3.00	2.00	16.00	—

# Worst	11.00	2.00	2.00	3.00	3.00

Return on Assets

Net Income / Assets

Below Competitor’s Average Every Year F95 — 00E
Lowest F95, F97, F99 & F00E

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending assets.

Return on Capital

Net Income / Debt + Equity

Worst Performer F97, 99 & 00E

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending short term debt, long term debt and equity.

Return on Equity

Net Income / Equity

Below Competitor’s Average Every Year F95 — 00E
Worst Performer F97, & 99

SOURCE: Form 10-K for each respective company. Dividing net income by the average of beginning and ending equity.

Long Term Debt / Equity

Highest Leveraged Company Every Year

SOURCE: Form 10-K for each respective company. Dividing long-term debt by equity.

Total Debt / Equity

Highest Leveraged Company Every Year

SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by equity.

Total Debt / EBITDA

Perennial Leverage Leader
Quorum’s awful performance wins F2000E

SOURCE: Form 10-K for each respective company. Dividing short-term and long-term debt by EBITDA.

EBITDA / Interest

Worst Interest Coverage Every Year

SOURCE: Form 10-K for each respective company. Dividing EBITDA by interest expense.

Average Cost of Debt

Highest Cost of Debt Capital F1997-1999

SOURCE: Form 10-K for each respective company. Dividing interest expense by the average of beginning and ending short-term and long-term debt.

EBITDA Margin

Margins Peaked in F1996
HCA beats Tenet before & after OIG impact

SOURCE: Form 10-K for each respective company. Dividing EBITDA by net revenue.

Depreciation & Amortization

% of Revenue

Massive Write-Offs Dropped Expense 110 BP Since 1996
150 BP Difference Between THC & HCA

SOURCE: Form 10-K for each respective company. Dividing depreciation and amortization by net revenue.

EBIT Margin

HCA Beating THC Both Before & After OIG
Investigation Impact

SOURCE: Form 10-K for each respective company. Dividing EBIT by net revenue.

Interest Expense

% of Revenue

Highest Interest Burden in the Industry Every Year

SOURCE: Form 10-K for each respective company. Dividing interest expense by net revenue.

Pretax Margin

Below Competitor’s Average Every Year F97 — 00E
Worst Margin 1999

SOURCE: Form 10-K for each respective company. Dividing pre-tax income by net revenue.

EBITDA / Share Growth

Outside of Merger impacts, very little growth.
Competitors Growing 3-7x Faster

SOURCE: Form 10-K for each respective company. Dividing EBITDA / Share in stated year by EBITDA / Share in prior year.

Cash Flow From Operations

% of Revenue

Worst Performer Every Year

SOURCE: Form 10-K for each respective company. Dividing Cash Flow From Operations by Net Revenue.

Cash Flow After Capital
Expenditures

% of Revenue

Using (NOT Generating) Cash from 1995 — 2000E
No Demonstrated Ability to Amortize Debt

SOURCE: Form 10-K for each respective company. Dividing Cash Flow From Operations less Capital Expenditures by Net Revenue.

Accounts Receivable

Days Outstanding

Higher Than Competitor’s Average Every Year F95 — 00E
Worst Performance in F2000

SOURCE: Form 10-K for each respective company. Dividing Net Accounts Receivable by Net Revenues divided by 365.

Change in A/R DSO

Higher Than Competitor’s Average Every Year F97 — 00E

SOURCE: Form 10-K for each respective company. Change in DSO in labeled year from the prior year.

Change in DSO

3 Year Change

Higher Than Competitor’s Average F97, 99 & 00E

SOURCE: Form 10-K for each respective company. Change in DSO in labeled year from three years earlier.

Revenue Per Employee

(in thousands)

HCA Outperforming THC 1999. Fiscal 2000 Spike Caused by
Sale / Closure of 20 Hospitals With Partial Year Revenue

SOURCE: Form 10-K for each respective company. Annual net revenues divided by number of employees at year-end.

EBITDA Per Employee

(in thousands)

HCA Outperforming THC 1999. Fiscal 2000 Spike Caused by
Sale / Closure of 20 Hospitals With Partial Year Revenue

SOURCE: Form 10-K for each respective company. EBITDA divided by employees at year-end.

Tenet vs. HCA Employment Levels
Source: THC Form 10-K, HCA Form 10-K & Management Interview

	THC	HCA	Difference
Hospitals at FY1999 year-end	130	207	-37%

Licensed beds at year-end	30,791	45,663	-33%

Average licensed beds / hospital	237	221	7%

Total Employees	125,950	168,000	-25%

Employees / Hospital	968.85	811.59	19%

Employees / Licensed Bed	4.09	3.68	11%

Corporate / Operational / Regional Employees (Support Employees)	1,450	1,450	0%

Support Employees / Hospital	11.15	7.00	59%

Support Employees / Licensed Bed	0.05	0.03	48%

Tenet Healthcare Corporation
CEO Compensation

Proxy	Barbakow	Barbakow	Barbakow	Option	Option	Vesting	Options		Options
Year	Shares	Options	Options	Price	Expires		Exercisable		Unexercisable
	Owned	Exercised	Added	Added
1994	19,100	—	2,000,000	$9.500	6/1/03	1/3 annually		—		2,098,000

			98,000	$11.625	12/1/03	5/31/96

1995	19,400	—	500,000	$13.875	1/22/05	1/3 annually		666,666		1,931,334

1996	19,400	—	—					1,597,999		1,000,001

1997	22,450	—	900,000	$21.625	5/31/06	2/3 5/31/98		2,431,333		1,066,667

	Includes 3,050 held by minor sons.					1/3 5/31/99

1998	52,450	—	—					2,598,000		900,000

	Includes 3,050 held by minor sons.

1999	164,550	—	1,500,000	$30.438	6/23/08	2/3 6/24/00		3,198,000		1,800,000

	Includes 11,350 held by minor sons.

2000	1,152,013	—	—					3,498,000		1,500,000

	Includes 12,180 held by minor sons.

		Option Recap		$26.00	$27.00	$28.00	$30.00		$32.00

		2,000,000	$9.50	33,000,000	35,000,000	37,000,000	41,000,000		45,000,000

		98,000	$11.63	1,408,750	1,506,750	1,604,750	1,800,750		1,996,750

		500,000	$13.88	6,062,500	6,562,500	7,062,500	8,062,500		9,062,500

		900,000	$21.63	3,937,500	4,837,500	5,737,500	7,537,500		9,337,500

		1,500,000	$30.44						2,343,000

				$44,408,750	$47,906,750	$51,404,750	$58,400,750		$67,739,750

		Cash Comp		$15,556,506	$15,556,506	$15,556,506	$15,556,506		$15,556,506

		7 Yr Comp		$59,965,256	$63,463,256	$66,961,256	$73,957,256		$83,296,256

Tenet Healthcare Corporation
CEO Compensation

	Salary	Bonus	Other	Total	All	Cost
				Cash	Other	for CEO
				Comp	Comp	Personal
1994	$850,000	$892,500	$110,000	$1,852,500	$3,647	$43,700

1995	$900,000	$574,560	$125,813	$1,600,373	$43,554	$36,535

1996	$945,000	$1,165,707	$61,933	$2,172,640	$58,747	$55,710

1997	$992,250	$1,262,947	$64,950	$2,320,147	$66,557	$57,982

1998	$1,091,475	$1,627,190	$78,420	$2,797,085	$77,404	$42,884

1999	$1,091,475	$671,257	$59,318	$1,822,050	$89,008	$36,421

2000	$1,124,000	$1,802,115	$65,596	$2,991,711	$64,471	$47,290

Tenet Healthcare Corporation

Accounts Receivable Analysis

Year	Revenue	A/R	DSO

	($ Millions)	($ Millions)
1994	2,967	385	47.4

1995	3,318	565	62.2

1996	5,559	838	55.0

1997	8,691	1,346	56.5

1998	9,895	1,742	64.3

1999	10,880	2,318	77.8

2000	11,414	2,506	80.1

Change from Base Year to Q3-F00

	F2000	DSO	Change
1996	80.1	55.0	25.1

1997	80.1	56.5	23.6

1998	80.1	64.3	15.9

1999	80.1	77.8	2.4

Cash Required to Fund A/R Increase from Base Year
Using F2000 Revenues of $11.414 Billion
($ in Millions)

1996	$785.4

1997	$738.2

1998	$496.6

1999	$74.2

Tenet Healthcare

Schedule of Non-Recurring Charges

($ Millions)	Restructuring	Asset	Discontinued	Extraordinary
	Charges	Impairment	Operations	Charge
	Pre-Tax	Pre-Tax	After-Tax	After-Tax
Fiscal 1994

Sell Santa Monica headquarters building	(77)

Discontinued Psychiatric Operations			(701)

Fiscal 1995

Move Operational Offices to Dallas and AMI severance	(37)

Discontinued Psychiatric Operations			(9)

Early Retirement of Debt				(20)

Fiscal 1996

Impairment losses on asset values		(86)

Discontinued Psychiatric Operations			(25)

Early Retirement of Debt				(23)

Fiscal 1997

OrNda Merger Charge	(188)

Asset impairment of THC and OrNda Hospitals		(353)

Goodwill write-off of physician practices		(60)

Restructuring physician practices	(18)

Discontinued Psychiatric Operations			(134)

Early Retirement of Debt				(47)

Prior Period Adjustments (F94/95/96)	(10)

Fiscal 1998

Plan to sell or close hospitals		(160)

Tenet Healthcare
Schedule of Non-Recurring Charges

($ Millions)	Restructuring	Asset	Discontinued	Extraordinary
	Charges	Impairment	Operations	Charge
	Pre-Tax	Pre-Tax	After-Tax	After-Tax
Write-off of goodwill for physician practice		(41)

Impairment of hospital assets		(20)

Early Retirement of Debt				(117)

Fiscal 1999

Plan to sell or close hospitals		(277)

Impairment of physician practice assets		(38)

Cost reduction plans	(48)

Fiscal 2000

Impairment of physician practice assets		(177)

Plan to sell or close hospitals		(178)

Discontinued Psychiatric Operations			(19)

Fiscal 1994 - 2000 Totals	(378)	(1,390)	(888)	(207)

Taxes @ 40%	151	556

After-Tax Charges	(227)	(834)	(888)	(207)

TOTAL After-Tax Charges / Write-Offs	(2,156)

Tenet Healthcare Corporation
Shareholder Votes Ignored by Board

      Vote at the 1999 Annual Shareholder Meeting

Declassification of the Company’s Board of Directors
Result: Board Ignored Shareholders

	Votes	% Voting	% Total
For Declassification	163,346,307	62.2%	61.9%

Against Declassification	99,455,258	37.8%	37.7%

Abstaining	1,031,322		0.4%

	263,832,887	100.0%	100.0%

Eliminate Shareholder’s Rights Plan
Result: Board Redeemed Rights

	Votes	% Voting	% Total
For Elimination	200,284,495	76.3%	75.9%

Against Elimination	62,332,407	23.7%	23.6%

Abstaining	1,215,985		0.5%

	263,832,887	100.0%	100.0%

Percentage of Votes AGAINST Incumbent Directors			8.78%

Tenet Healthcare Corporation

Shareholder Votes Ignored by Board

      Vote at the 1998 Annual Shareholder Meeting

Declassification of the Company’s Board of Directors
Result: Board Ignored Shareholders

	Votes	% Voting	% Total
For Declassification	187,596,345	72.9%	71.1%

Against Declassification	69,771,022	27.1%	26.4%

Abstaining	1,481,280		0.6%

	258,848,647	100.0%	98.1%

Percentage of Votes AGAINST Incumbent Directors			0.77%

WHY SANTA BARBARA?

Answer: CEO Barbakow Wants To Live There

Mr. Mackey “Had To” Relocate to Santa Barbara

Cost?	$557,485

Mr. Fetter “Had To” Relocate to Santa Barbara

Cost?	$645,110

Mr. Brown “Had To” Relocate to Santa Barbara

Cost?	$30,289

Mr. Mathiasen “Had To” Relocate to Santa Barbara

Cost?	$61,331

Disconnect Between Corporate and Hospital Operations

Encourages Corporate Air Force

Encourages Culture of Corporate Waste; Focus on resort lifestyle rather than operating hospitals

Tenet Healthcare Corporation

Income Statement
Years as Originally Reported
($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000
Net operating revenues	3,191	2,967	3,318	5,559	8,691	9,895	10,880	11,414

Salaries and benefits			1,367	2,194	3,595	4,052	4,412	4,508

Supplies			432	764	1,197	1,375	1,525	1,595

Provision for doubtful accounts			137	290	498	588	743	851

Other operating expenses	2,680	2,415	759	1,212	1,878	2,071	2,342	2,525

Operating Expenses	2,680	2,415	2,695	4,460	7,167	8,086	9,022	9,479

EBITDA	511	552	623	1,099	1,524	1,809	1,858	1,935

Depreciation	160	161	164	240	335	347	421	411

Amortization			31	81	108	113	135	122

EBIT	351	391	428	778	1,081	1,349	1,302	1,402

Net Interest expense (income)	75	70	138	312	417	464	485	479

Operating Income	276	321	290	466	664	885	817	923

Investment earnings	21	28	27	22	26	22	27	22

Impairment charges		(77)	(37)	(86)	(619)	(221)	(363)	(355)

Gain (Loss) on Asset Sales	122	88	30	346	(18)	(17)		49

Equity in unconsolidated sub			28	20	1

Minority interests consol sub			(9)	(22)	(27)	(22)	(7)	(21)

Pretax income	419	360	329	746	26	647	474	618

Income taxes	155	144	135	348	89	269	225	278

Net income - Continuing Operations	264	216	194	398	(63)	378	249	340

Discontinued operations (net of tax)	(104)	(701)	(9)	(25)	(134)			(19)

Extraordinary Item (net of tax)			60	(20)	(23)	(47)	(117)	(19)

Net Income	160	(425)	165	350	(244)	261	249	302

EPS Operations	$1.01	$0.93	$1.08	$1.34	$1.43	$1.72	$1.64	$1.81

Impairment & Asset Sale Impact	$0.48	$0.29	$(0.02)	$0.51	$(1.64)	$(0.50)	$(0.85)	$(0.84)

EPS, After Impairment	$1.49	$1.23	$1.06	$1.86	$(0.21)	$1.21	$0.79	$0.97

EPS, After Discontinued & Extraordinary Items	$0.91	$(2.54)	$0.91	$1.63	$(0.80)	$0.84	$0.79	$0.96

Pretax - Operations	297	349	336	486	663	885	837	924

Taxes - Operations	119	140	138	199	272	350	322	360

Net Income - Operations	178	209	198	287	391	535	515	564

EPS - Fully Diluted - Operations	$1.01	$1.19	$1.08	$1.34	$1.29	$1.72	$1.64	$1.79

	1993	1994	1995	1996	1997	1998	1999	2000
Primary Shares Outstanding	166.1	167.0	176.8	209.5	303.9	306.3	310.1	312.0

Fully Diluted Shares Outstanding	180.5	181.1	190.1	216.7	304.2	312.1	313.4	314.9

Expense Ratios:

Salaries and benefits			41.2%	39.5%	41.4%	40.9%	40.6%	39.5%

Supplies			13.0%	13.7%	13.8%	13.9%	14.0%	14.0%

Provision for doubtful accounts			4.1%	5.2%	5.7%	5.9%	6.8%	7.5%

Other operating expenses			22.9%	21.8%	21.6%	20.9%	21.5%	22.1%

Operating Expenses			81.2%	80.2%	82.5%	81.7%	82.9%	83.0%

EBITDA Margin	16.0%	18.6%	18.8%	19.8%	17.5%	18.3%	17.1%	17.0%

Depreciation	5.0%	5.4%	4.9%	4.3%	3.9%	3.5%	3.9%	3.6%

Amortization			0.9%	1.5%	1.2%	1.1%	1.2%	1.1%

EBIT Margin	11.0%	13.2%	12.9%	14.0%	12.4%	13.6%	12.0%	12.3%

Interest Expense	2.4%	2.4%	4.2%	5.6%	4.8%	4.7%	4.5%	4.2%

Operating Margin	8.6%	10.8%	8.7%	8.4%	7.6%	8.9%	7.5%	8.1%

Pretax Margin	13.1%	12.1%	9.9%	13.4%	0.3%	6.5%	4.4%	5.4%

Tax Rate	37.0%	40.0%	41.0%	46.6%	342.3%	41.6%	47.5%	45.0%

Tenet Healthcare Corporation
Cash Flow Statement

($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000
Cash Flow from Operations

Net income		(425)	165	350	(244)	261	249	302

Depreciation & amortization		198	195	321	443	460	556	533

Doubtful accounts					494	588	743	851

Deferred taxes		(253)	95	243	(200)	131	101	2

Discontinued operations		856	(356)	53	955	(47)	288	(91)

Net loss (gain) on divestitures		(88)	(30)	(346)	18	17		358

Working capital		(119)	(70)	(438)	(1,135)	(1,028)	(1,372)	(1,086)

Change in short/current debt

Other		(22)	(6)	12	73	21	17

Cash provided from Operations		147	(7)	195	404	403	582	869

Cash Flow from Investing

Proceeds from asset sales		569	172	548	50	170	72	764

Hospital acquisitions		(5)	(1,429)	(410)	(787)	(679)	(646)	(38)

Capital expenditures		(185)	(264)	(370)	(406)	(534)	(592)	(619)

Increase in intangible assets		(24)

Collection of notes receivable		100

Other investing activity		(69)	8	(36)	18	(40)	19	(143)

Cash provided from investing		386	(1,513)	(268)	(1,125)	(1,083)	(1,147)	(36)

Cash Flow From Financing

Bank borrowings		(337)	1,354	(226)	605	587	549	(787)

Proceeds other borrowings

Payment other borrowings

Cash dividends		(40)		30

Equity sold				203	71	97	36	45

Other		16	8		(23)	(16)	(14)	15

Cash provided by financing		(361)	1,362	7	653	668	571	(727)

Net Cash Flow		172	(158)	(66)	(68)	(12)	6	106

Beginning Cash		141	313	155	103	35	23	29

Ending Cash		313	155	89	35	23	29	135

Tenet Healthcare Corporation
Balance Sheet

($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000
Assets

Current Assets:

Cash	141	313	155	89	35	23	29	135

Short-term investments	98	60	139	112	116	132	130	110

Accounts Receivable	502	385	565	838	1,346	1,742	2,318	2,506

Inventories of supplies	62	55	116	128	193	214	221	223

Deferred income taxes	120	372	410	279	294	275	196	176

Assets held for sale	56	204	184	39			655	132

Prepaid expenses	89	55	55	60	407	504	413	312

Total current assets	1,068	1,444	1,624	1,545	2,391	2,890	3,962	3,594

Investments	395	382	362	518	657	515	569	344

PP&E, net	2,492	1,764	3,319	3,648	5,459	6,014	5,839	5,894

Intangible assets	218	107	2,613	2,621	3,099	3,414	3,401	3,329

	4,173	3,697	7,918	8,332	11,606	12,833	13,771	13,161

Liabilities and Stockholders’ Equity

Current Liabilities:

Current LTD	121	545	252	60	28	10	45	9

Short-term borrowings	163	67	35

Accounts payable	140	176	359	380	540	657	713	671

Accrued employee compensation	104	93	162	120	309	355	390	383

Accrued interest payable				68	144	106	163	155

Income taxes payable	30	58	2	33

Other current liabilities	355	701	546	473	749	639	711	694

Total current liabilities	913	1,640	1,356	1,134	1,770	1,767	2,022	1,912

LTD	892	223	3,273	3,191	5,022	5,829	6,391	5,668

Other Liabilities & minority interest	299	389	1,002	977	1,282	1,256	1,048	1,024

Deferred income taxes	317	125	301	394	308	423	440	491

Shareholders’ Equity	1,752	1,320	1,986	2,636	3,224	3,558	3,870	4,066

	4,173	3,697	7,918	8,332	11,606	12,833	13,771	13,161

	1993	1994	1995	1996	1997	1998	1999	2000
ROA —Operations		5.3%	3.4%	3.5%	3.9%	4.4%	3.9%	4.2%

ROC —Operations		10.0%	5.8%	5.2%	5.6%	6.1%	5.2%	5.6%

ROE —Operations		13.6%	12.0%	12.4%	13.4%	15.8%	13.9%	14.2%

ROA —Total		-10.8%	2.8%	4.3%	-2.4%	2.1%	1.9%	2.2%

ROC —Total		-20.3%	4.9%	6.3%	-3.5%	3.0%	2.5%	3.0%

ROE —Total		-27.7%	10.0%	15.1%	-8.3%	7.7%	6.7%	7.6%

LTD : Equity	0.51	0.17	1.65	1.21	1.56	1.64	1.65	1.39

Total Debt : Equity	0.67	0.63	1.79	1.23	1.57	1.64	1.66	1.40

Total Debt : EBITDA	2.30	1.51	5.71	2.96	3.31	3.23	3.46	2.93

Interest Coverage	6.81	7.89	4.51	3.52	3.65	3.90	3.83	4.04

Cost of Debt Capital		7.9%	6.4%	9.2%	10.0%	8.5%	7.9%	7.9%

EBITDA / Share	$3.08	$3.30	$3.52	$5.25	$5.01	$5.91	$5.99	$6.20

EBITDA / Share Growth		7.4%	6.6%	48.9%	-4.4%	17.8%	1.5%	3.5%

EBITDA Margin	16.0%	18.6%	18.8%	19.8%	17.5%	18.3%	17.1%	17.0%

D&A % Revenue	5.0%	5.4%	5.9%	5.8%	5.1%	4.6%	5.1%	4.7%

EBIT Margin	11.0%	13.2%	12.9%	14.0%	12.4%	13.6%	12.0%	12.3%

Interest % Revenue	2.4%	2.4%	4.2%	5.6%	4.8%	4.7%	4.5%	4.2%

Pretax Margin	13.1%	12.1%	9.9%	13.4%	0.3%	6.5%	4.4%	5.4%

Revenue Growth		-7.0%	11.8%	67.5%	56.3%	13.9%	10.0%	4.9%

EBITDA Growth		8.0%	12.9%	76.4%	38.6%	18.7%	2.7%	4.1%

EPS Growth		-379.0%	-135.7%	80.0%	-149.1%	-204.2%	-5.0%	20.7%

Capital Expenditures : Depreciation					1.21	1.54	1.41	1.51

Employees		38,800	69,050	64,680	105,000	116,800	125,950	105,989

Regional / Divisional / Home Office Empl		900	700	680	800	1,130	1,450	853

Revenue / Employee		76	48	86	83	85	86	108

EBITDA / Employee		14	9	17	15	15	15	18

Cash Flow Operations / Revenues		5.0%	-0.2%	3.5%	4.6%	4.1%	5.3%	7.6%

Cash Flow Operations —Cap Ex / Revenues		-1.3%	-8.2%	-3.1%	0.0%	-1.3%	-0.1%	2.2%

Stock Price 5/31	9.500	16.375	16.625	21.500	27.500	35.000	24.500	25.625

Stockholder Annual Return		72.4%	1.5%	29.3%	27.9%	27.3%	-30.0%	4.6%

3 Year Return				126.3%	67.9%	110.5%	14.0%	-6.8%

4 Year Return					189.5%	113.7%	47.4%	19.2%

5 Year Return						268.4%	49.6%	54.1%

Net A/R DSO	57.4	47.4	62.2	55.0	56.5	64.3	77.8	80.1

Change from Last Year		(10.1)	14.8	(7.1)	1.5	7.7	13.5	2.4

Change from 3 Years Ago				(2.4)	9.2	2.1	22.7	23.6

Cash Cost of 3 Year Change							678	738

HCA - The Healthcare Company

Income Statement

	1993	1994	1995	1996	1997	1998	1999	2000

Years as Originally Reported ($ in millions, except per share)

Revenues		11,132	17,695	19,909	18,819	18,681	16,657	16,504

Salaries wages and benefits		4,545	7,101	7,842	7,631	7,811	6,749	6,575
Supplies		1,686	2,558	2,694	2,722	2,901	2,645	2,625
Other operating expenses		2,059	3,418	4,025	4,263	3,771	3,196	3,067
Provision for doubtful accounts		628	998	1,212	1,420	1,442	1,289	1,208
Equity in earnings of affiliates			(100)	(173)	(68)	(112)	(90)	(115)
EBITDA		2,214	3,720	4,309	2,851	2,868	2,888	3,144

Depreciation and Amortization		609	981	1,155	1,238	1,247	1,094	1,024
EBIT		1,605	2,739	3,154	1,613	1,621	1,794	2,120

Interest expense (net)		186	460	498	493	561	471	513
Merger and facility consolidation costs			387	0		(91)		0
Minority interests consol sub		29	113	141	150	70	57	95
Non-recurring transactions		159	0	0	582	0	39	782
Income from conl. ops. (before tax)		1,231	1,779	2,515	388	1,081	1,227	730

Provision for taxes		486	715	1,010	206	549	570	344
Income from continuing operations		745	1,064	1,505	182	532	657	386

Extra. loss on debt/Discon. Oper.		(115)	0	0	(487)	(153)		0
Net Income		630	1,064	1,505	(305)	379	657	386

EPS Continuing Operations		$1.43	$1.58	$2.22	$0.28	$0.82	$1.12	$0.68
EPS, Investigation Charges			$—	$—	$—	$—	$—	$—
Discontinued operations		$(0.22)	$—	$—	$(0.74)	$(0.23)	$—	$—
EPS, Fully Diluted		$1.21	$1.58	$2.22	$(0.46)	$0.59	$1.11	$0.68

Operating Pretax		1,390	2,166	2,515	970	990	1,266	1,512
Operating Net		834	1,300	1,509	582	594	760	907
Operating EPS		$1.61	$1.93	$2.23	$0.88	$0.92	$1.30	$1.61

Basic Shares Outstanding		519	673	678	663	643	585	563
Fully Diluted Shares Outstanding		525	0	0	663	648	591	567

Expense Ratios:
Salaries wages and benefits		40.8%	40.1%	39.4%	40.5%	41.8%	40.5%	39.8%
Supplies		15.1%	14.5%	13.5%	14.5%	15.5%	15.9%	15.9%
Other operating expenses		18.5%	19.3%	20.2%	22.7%	20.2%	19.2%	18.6%
Provision for doubtful accounts		5.6%	5.6%	6.1%	7.5%	7.7%	7.6%	7.3%
EBIT Margin		14.4%	15.5%	15.8%	8.6%	8.7%	10.8%	12.6%

Depreciation and amortization %ppe	5.5%	5.5%	5.8%	6.6%	6.7%	6.6%	6.2%
Tax Rate	39.5%	40.2%	40.2%	53.1%	50.8%	46.5%	47.2%
EBITDA Margin excl equity earnings	19.9%	20.5%	20.8%	14.8%	14.8%	16.8%	18.4%
EBITDA Margin	19.9%	21.0%	21.6%	15.1%	15.4%	17.3%	19.0%

HCA — The Healthcare Company

Cash Flow Statement
($ in millions, except per share)

Cash Flow From Operations:	1993	1994	1995	1996	1997	1998	1999	2000E

Net income		630	961	1,505	(305)	379	657	386

Provision for doubtful accounts			0	0	1,420	1,442	1,269	1,202

Minority interests		29	71	0			0	0

Depreciation & amortization		609	981	1,155	1,238	1,247	1,094	1,024
Merger/facility consolidation costs		159	302	(66)	873	(49)	(77)	0

Amortization debt discount		26	0	0			0	0

Non cash taxes		(39)	15	0	(163)	351	(66)	163

Extra, loss on debt refinancing		187	170	0	56		0	0

Working capital charges		(279)	(275)	(110)	(1,640)	(1,445)	(1,692)	(870)

Other		(21)	29	137	4	(9)	38	13

Cash Flow From Operations		1,301	2,254	2,621	1,483	1,916	1,223	1,823

Cash Flow From Investing

Proceeds from asset sales		86	334	166	212	2,060	805	38

Hospital Acquisitions		(107)	(1,333)	(816)	(411)	(215)	0	(18)

Capital expenditures		(975)	(1,527)	(1,400)	(1,422)	(1,255)	(1,287)	(1,022)

Investments in/advances to affiliates		(226)	(609)	(61)	(29)	383	886	0

Other investing activity		(116)	(283)	(159)	(36)	(3)	521	(198)

Other			(182)	19	(1,060)	0	0	0

Cash Flow From Investing		(1,338)	(3,600)	(2,251)	(2,746)	970	925	(1,200)

Cash Flow From Financing

Debt Paid Restructure		(146)	0	0			0	0

Stock Used in Acquisitions			0	0			0	0

Equity Issued		18	42	0		8	0	0

Issuance of LTD			2,257	459	2,384	(2,658)	1,037	1,200

Payments LTD			(1,969)	(303)			(1,572)	(550)

Borrowing under revolver			1,230	(579)			200	(897)

Payment of Dividends		(36)	(50)	(54)	(53)	(52)	(44)	(56)

Other		(8)	0	(12)	11	3	8	24

Purchase Treasury Stock			0	0	(1,082)	0	(1,884)	(242)

Cash Flow From Financing		(174)	1,510	(489)	1,260	(2,699)	(2,255)	(521)

Net Cash Flow		(211)	164	(119)	(3)	167	(107)	102

Beginning Cash		224	68	232	113	110	124	292

Ending Cash		13	232	113	110	297	190	292

HCA —The Healthcare Company
Balance Sheet

($ in millions, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Current Assets

Cash		13	232	113	110	297	190	292

Accounts Receivable		1,747	2,665	3,023	2,522	2,096	1,873	1,937

Inventories of supplies		285	406	441	452	434	383	360

Deferred income taxes			113	0	532	149	178	180

Other		505	784	836	807	887	973	901

Total Current Assets		2,550	4,200	4,413	4,423	3,863	3,597	3,671

Investments		888	2,092	2,412	2,751	2,889	2,111	2,192

PP&E, net		6,383	9,751	10,399	10,230	9,449	8,490	8,830

Intangible assets		2,269	3,497	3,709	3,521	2,910	2,319	2,341

Other		249	352	339	1,077	318	368	388

		12,339	19,892	21,272	22,002	19,429	16,885	17,422

Current Liabilities

Current LTD		77	243	201	132	1,068	1,160	691

Accounts payable		503	829	845	929	784	657	676

Salaries, wages, and other compensation		277	520	453	475	425	403	360

Other current liabilities		910	1,146	1,320	1,237	1,282	1,112	1,802

Income taxes			0	127	0	0	0	0

Total Current Liabilities		1,767	2,738	2,946	2,773	3,559	3,332	3,529

LTD		3,853	7,137	6,781	9,276	5,685	5,284	5,776

Deferred credits and other liabilities		1,439	2,166	2,100	1,867	1,839	1,889	1,667

Deferred income taxes		258	722	836	836	765	763	739

Minority interest		5,022	7,129	8,609	7,250	7,581	5,617	5,711

Shareholder Equity		12,339	19,892	21,272	22,002	19,429	16,885	17,422

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA - Operations			8.1%	7.3%	2.7%	2.9%	4.2%	5.3%
ROC - Operations			11.2%	10.2%	3.6%	4.0%	6.3%	8.1%
ROE - Operations			21.4%	19.2%	7.3%	8.0%	11.5%	16.0%

ROA - Total			6.6%	7.3%	-1.4%	1.8%	3.6%	2.3%
ROC - Total			9.2%	10.1%	-1.9%	2.5%	5.4%	3.4%
ROE - Total			17.5%	19.1%	-3.8%	5.1%	10.0%	8.8%

LTD : Equity		0.77	1.00	0.79	1.28	0.75	0.94	1.01
Total Debt : Equity		0.78	1.04	0.81	1.30	0.89	1.15	1.13
Total Debt : EBITDA		1.78	1.98	1.62	3.30	2.35	2.23	2.06
Interest Coverage		11.90	8.09	8.65	5.78	5.11	6.13	6.13
Cost of Debt Capital			8.1%	6.9%	6.0%	6.9%	7.1%	7.9%

EBITDA / Share		$4.26	$5.53	$6.36	$4.30	$4.46	$4.93	$5.58
EBITDA / Share Growth			29.6%	15.0%	-32.4%	3.7%	10.7%	13.1%
EBITDA Margin		19.9%	21.0%	21.6%	15.1%	15.4%	17.3%	19.0%
D&A % Revenue		5.5%	5.5%	5.8%	6.6%	6.7%	6.6%	6.2%
EBIT Margin		14.4%	15.5%	15.8%	6.6%	8.7%	10.8%	12.8%
Interest % Revenue		1.7%	2.6%	2.5%	2.6%	3.0%	2.8%	3.1%
Pretax Margin		11.1%	10.1%	12.6%	2.1%	5.8%	7.4%	4.4%

Revenue Growth			59.0%	12.5%	-5.5%	-0.7%	-10.8%	-0.9%
EBITDA Growth			68.0%	15.8%	-33.8%	0.6%	0.7%	8.9%
EPS Growth			10.2%	40.4%	-87.4%	192.9%	36.6%	-39.2%

Capital Expenditures : Depreciation			1.56	1.21	1.15	1.01	1.18	1.00
Employees					295,000	260,000	168,000	165,000
Regional / Divisional / Home Office Empl
Revenue / Employee					64	72	99	100
EBITDA / Employee					10	11	17	19

Cash Flow Operations / Revenues			12.7%	13.2%	7.9%	10.3%	7.3%	11.0%
Cash Flow Operations - Cap Ex / Revenues			4.1%	6.1%	0.3%	3.5%	-0.4%	4.9%

Stock Price 12/31	22.083	24.333	33.833	40.750	29.625	24.750	29.312	31.750
Stockholder Annual Return		10.2%	39.0%	20.4%	-27.3%	-16.5%	18.4%	8.3%
3 Year Return				84.5%	21.7%	-26.8%	-28.1%	7.2%
4 Year Return					34.2%	1.7%	-13.4%	-22.1%
5 Year Return						12.1%	20.5%	-6.2%

Net A/R DSO		57.3	55.0	55.4	48.9	41.0	41.0	42.8
Change from Last Year			(2.3)	0.5	(6.5)	(8.0)	0.1	1.8
Change from 3 Years Ago					(8.4)	(14.0)	(14.4)	(6.1)
Cash Cost of 3 Year Change							(656)	(274)

Universal Health Services

Income Statement

	1993	1994	1995	1996	1997	1998	1999	2000E

Years as Originally Reported ($ in millions, except per share)

Net revenues		782	931	1,190	1,443	1,874	2,042	2,131

Operating Charges:
Operating expenses		643	771	458	575	753	829	853
Salaries & wages		0	0	421	514	671	729	773
Provision for doubtful accounts		0	0	97	109	140	166	172
EBITDAR		139	161	215	244	311	319	333
Lease and rental expense		34	36	37	38	47	49	48
Nonrecurring charges		10	9	4	0	0	5	0
EBITDA		96	116	173	206	265	264	284

Depreciation and amortization		42	51	72	81	105	108	102
EBITDA		53	64	101	125	159	156	183

Interest expense		6	11	21	19	27	27	32
Minority interest		0	0	0	0	9	6	12

Income before income taxes		47	53	80	106	123	123	139
Provision for income taxes		16	18	29	39	43	45	50
Net income		29	35	51	67	80	78	89
Net Income Excluding Extraordinary Charges		0	0	0	67	81	78	89

E.P.S. — Fully Diluted		$1.00	$1.26	$1.64	$2.03	$2.39	$2.43	$2.91
E.P.S. — Fully Diluted excluding extraordinary charges		$—	$—	$—	$2.03	$2.44	$2.43	$2.91

Shares Outstanding - Primary		29	28	31	33	33	31	30
Shares Outstanding - Fully Diluted		0	0	0	33	33	32	31
Operating Pretax		57	62	84	106	123	128	139
Operating Net		36	39	53	67	78	81	88
Operating EPS		$1.25	$1.40	$1.73	$2.03	$2.40	$2.59	$2.93

Margin Analysis
Operating Expenses		0.0%	0.0%	38.5%	39.9%	40.2%	40.6%	40.0%
Salaries & wages		0.0%	0.0%	35.3%	35.7%	35.8%	35.7%	36.3%
Provision for doubtful accounts		0.0%	0.0%	8.1%	7.5%	7.4%	8.1%	8.1%
EBITDAR		17.8%	17.2%	18.0%	16.9%	16.6%	15.6%	15.6%
Lease and rental expense		4.4%	3.9%	3.1%	2.7%	2.5%	2.4%	2.3%
EBITDA		12.2%	12.4%	14.6%	14.3%	14.1%	12.9%	13.3%
Depreciation and amortization		5.4%	5.5%	6.0%	5.6%	5.6%	5.3%	4.8%
Tax Rate		38.8%	33.0%	36.7%	36.5%	35.3%	36.7%	35.8%
D&A as % PPE		6.7%	6.8%	7.3%	7.1%	7.1%	7.3%	8.0%

Universal Health Services

Cash Flow Statement
($ in thousands, except per share)

	1993	1994	1995	1996	1997	1998	1999	2000E

Cash Flows from Operating Activities:
Net income		29	35	51	67	80	78	89
Adjustments to reconcile net income to net cash provided by operating activities:		0	0	0	0	0	0
Depreciation & amortization		42	51	72	61	105	108	102
Provision for self-insurance reserves		11	14	16	19	9	6	16
Reserve for loss on disposition of businesses		0	0	0	0	0	5	0
Other non cash charges		10	12	4	0	0	0	0
Changes in assets & liabilities, net of effects from acquisitions and dispositions:		0	0	0	0	0	0	0
Accounts receivable		(4)	(5)	(0)	(15)	(21)	(38)	(32)
Accrued interest		(1)	3	(1)	(3)	0	(0)	(4)
Accrued and deferred income taxes		(10)	(21)	16	7	0	(3)	15
Other working capital accounts		2	11	3	34	(2)	32	(11)
Other assets and deferred charges		(3)	(4)	(5)	6	1	10	4
Other		(0)	3	(3)	6	1	10	4
Payments made in settlement of self insurance claims		(15)	(6)	(8)	(16)	(14)	(18)	(3)

Net cash provided by operating activities		61	92	145	158	143	176	200

Cash Flows from Investing Activities:

Property and equipment additions		(44)	(61)	(106)	(144)	(97)	(68)	(130)
Disposition of assets		1	2	2	4	11	16	3
Acquisition of property previously leased		(6)	0	0	0	0	0	0
Acquisition of businesses		(17)	(166)	(158)	(191)	(189)	(32)	(142)
Advances under long term notes receivable		0	0	(7)	0	0	0	0
Acquisition of assets held for lease		(9)	(4)	0	0	0	0	0
Disposition of businesses		4	19	0	0	0	0	0
Other investments		(1)	0	0	0	0	0	0

Net cash used in investing activities		(72)	(230)	(279)	(331)	(275)	(83)	(269)

Cash Flows from Financing Activities:
Additional borrowings		45	149	42	0	0	15	0
Reduction of long-term debt		(22)	(12)	(8)	178	138	(16)	75
Distribution to minority partners		0	0	0	0	0	(16)	0
Issuance of common stock		1	1	100	1	1	3	0
Repurchase of common stock		(13)	0	0	0	(6)	(71)	(7)

Net cash provided by (used in) financing activities		11	138	134	180	133	(68)	68

	1993	1994	1995	1996	1997	1998	1999	2000E
Increase (Decrease) in cash and cash equivalents		0	(1)	0	8	1	5	(1)
Cash and cash equivalents, Beginning of Period		11	1	0	0	0	1	6
Cash and cash equivalents, End of Period		11	0	0	8	1	6	6

Universal Health Services

Balance Sheet
($ in thousands, except per share)

Assets	1993	1994	1995	1996	1997	1998	1999	2000E

Current Assets:
Cash and cash equivalents		1	0	0	0	1	6	6
Accounts receivable, net		85	114	145	180	256	307	338
Supplies		16	18	22	28	39	41	43
Deferred income taxes		13	19	12	11	11	27	0
Other current assets		4	6	14	10	12	22	89
Total current assets		118	157	194	230	320	403	475

Property and equipment		597	618	840	992	1,205	1,215	935
Less: accumulated depreciation		(265)	(225)	(272)	(329)	(397)	(436)	(46)

Other assets:
Excess of cost over fair value of net assets acquired		39	136	150	150	279	276	336
Deferred charges		2	29	10	11	14	11	0
Other		31	33	44	32	27	31	41

Liabilities and Stockholders’ Equity		521	748	966	1,085	1,448	1,498	1,741

Current liabilities:
Current maturities of long term debt		7	7	7	6	4	4	1
Accounts payable and accrued liabilities		92	126	132	153	156	214	230
Federal and state taxes		4	2	1	2	10	0	76
Total current liabilities		104	135	140	160	170	217	307

Deferred income taxes		0	0	0	0	23	31	36
Other noncurrent liabilities		72	78	97	126	210	189	128
Long term debt, net of current maturities		85	237	276	272	418	419	553

Common stockholders’ equity:
Class A Common Stock, 2,057,929 shares		0	0	0	0	0	0	0
outstanding in 1998, 2,059,929 in 1997		0	0	0	0	0	0	0
Class B Common Stock, 29,901,218 shares		0	0	0	0	0	0	0
outstanding in 1998, 30,122,479 in 1997		0	0	0	0	0	0	0
Class C Common Stock, 207,230 shares		0	0	0	0	0	0	0
outstanding in 1998, 207,230 in 1997		0	0	0	0	0	0	0
Class D Common Stock, 28,786 shares		0	0	0	0	0	0	0
outstanding in 1998, 32,063 shares in 1997		0	0	0	0	0	0	0
Capital in excess of par, net of deferred compensation		0	0	0	0	0	0	0
of $185 in 1998 and $295 in 1997		88	90	194	201	222	158	0
Retained earnings		172	208	258	328	405	483	717
		261	298	453	527	627	642	717
Total Liabilities & Equity		521	748	966	1,085	1,448	1,498	1,741

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA — Operations			6.2%	6.2%	6.6%	6.2%	5.5%	5.4%
ROC — Operations			8.9%	8.5%	8.8%	8.5%	7.7%	7.6%
ROE — Operations			14.1%	14.2%	13.7%	13.5%	12.8%	13.0%

ROA — Total			5.6%	5.9%	6.6%	6.3%	5.3%	5.5%
ROC — Total			8.1%	8.0%	8.8%	8.6%	7.4%	7.6%
ROE — Total			12.7%	13.5%	13.7%	13.8%	12.3%	13.1%

LTD: Equity		0.33	0.80	0.61	0.52	0.67	0.65	0.77
Total Debt: Equity		0.35	0.82	0.62	0.53	0.67	0.66	0.77
Total Debt: EBITDA		0.97	2.11	1.63	1.35	1.60	1.60	1.95
Interest Coverage		15.23	10.32	8.15	10.63	9.76	9.83	8.92
Cost of Debt Capital			6.7%	8.1%	6.9%	7.7%	6.4%	6.5%

EBITDA / Share		$3.32	$4.10	$5.61	$6.22	$8.14	$8.41	$9.46
EBITDA / Share Growth			23.6%	36.8%	10.8%	30.8%	3.3%	12.5%
EBITDA Margin		12.2%	12.4%	14.6%	14.3%	14.1%	12.9%	13.3%
D&A % Revenue		5.4%	5.5%	6.0%	5.6%	5.6%	5.3%	4.8%
EBIT Margin		6.6%	6.9%	8.5%	8.7%	8.5%	7.6%	8.6%
Interest % Revenue		0.8%	1.2%	1.8%	1.3%	1.4%	1.3%	1.5%
Pretax Margin		6.0%	5.7%	6.7%	7.3%	6.6%	6.0%	6.5%

Revenue Growth			19.0%	27.8%	21.2%	29.9%	9.0%	4.3%
EBITDA Growth			15.1%	33.7%	13.8%	27.3%	2.4%	4.4%
EPS Growth			26.3%	30.3%	23.7%	17.6%	1.7%	19.6%

Capital Expenditures: Depreciation		1.04	1.18	1.47	1.78	0.92	0.62	1.28
Employees					17,800	19,200	19,350	20,000
Regional / Divisional / Home Office Employee
Revenue / Employee					81	98	106	107
EBITDA / Employee					12	14	14	14

Cash Flow Operations / Revenues		7.8%	9.9%	12.2%	11.0%	7.6%	8.6%	9.4%
Cash Flow Operations — Cap Ex / Revenues		2.1%	3.3%	3.3%	1.0%	2.5%	5.3%	3.3%

Stock Price 12/31	10.125	12.250	22.188	28.625	50.375	51.875	36.000	67.938
Stockholder Annual Return		21.0%	81.1%	29.0%	76.0%	3.0%	-30.6%	88.7%
3 Year Return				182.7%	311.2%	133.8%	25.8%	34.9%
4 Year Return					397.5%	323.5%	62.3%	137.3%
5 Year Return						412.3%	193.9%	206.2%

Net A/R DSO		39.6	44.8	44.6	45.6	49.9	54.9	57.9
Change from Last Year			5.2	(0.2)	1.0	4.3	5.0	2.9
Change from 3 Years Ago					6.0	5.2	10.3	12.3
Cash Cost of 3 Year Change							58	72

Health Management Associates

Income Statement	1993	1994	1995	1996	1997	1998	1999	2000
Years as Originally Reported
($ in millions, except per share)

Net patient service revenues		438	531	714	895	1,139	1,356	1,620

Costs and expenses
Salaries and benefits		149	179	248	311	402	486	585
Supplies and other		135	162	216	270	331	390	475
Provision for doubtful accounts		40	48	65	77	96	130	140
EBITDAR		114	141	185	238	307	349	420
Rents		11	13	16	19	27	33	39
Total operating expenses		336	403	545	677	858	1,039	1,239
EBITDA		103	128	169	219	280	316	381

Depreciation and amortization		17	21	27	37	50	61	76
EBIT		86	108	142	182	230	255	304

Interest expense		4	4	4	4	5	8	27

Income before income taxes		82	104	138	178	225	247	278
Provision for income taxes		33	41	54	70	88	97	109
Cumulative effect of change in accounting for
income taxes		(3)	0	0	0	0	0	0

Net income		47	63	84	108	137	150	169

Net income per share:		$—	$—	$—	$—	$—	$—	$—
Income before accounting change		$0.21	$0.26	$0.34	$0.43	$0.54	$0.60	$0.70
Accounting change		$(0.01)	$—	$—	$—	$—	$—	$—

Net income per share		$0.20	$0.26	$0.34	$0.43	$0.54	$0.60	$0.69

Weighted average number of common shares
and common equivalents shares outstanding		236	239	244	249	256	250	242

Margin Analysis
Salaries and benefits		34.1%	33.8%	34.7%	34.7%	35.3%	35.8%	36.1%
Supplies and other		30.8%	30.5%	30.3%	30.1%	29.1%	28.8%	29.3%
Provision for doubtful accounts		9.1%	9.1%	9.1%	8.6%	8.6%	9.6%	8.6%
EBITDAR margin		26.0%	26.6%	25.9%	26.6%	27.0%	25.8%	25.9%
Rents		2.6%	2.4%	2.3%	2.2%	2.4%	2.4%	2.4%
Total operating expenses		76.5%	75.8%	76.3%	75.6%	75.4%	76.7%	76.5%
EBITDA Margin		23.5%	24.2%	23.7%	24.4%	24.6%	23.3%	23.5%
Depreciation		3.8%	3.9%	3.8%	4.1%	4.4%	4.5%	4.7%
EBIT Margin		19.7%	20.3%	19.9%	20.3%	20.2%	18.8%	18.8%
Pretax Margin		18.6%	18.6%	18.6%	18.6%	18.6%	18.6%	18.6%

Tax Rate	39.9%	39.3%	39.2%	39.2%	39.3%	39.2%	39.3%

Depreciation % of PP&E	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Health Management Associates
Cash Flow Statement ($ in thousands)

Cash Flows from Operating Activities:	1993	1994	1995	1996	1997	1998	1999	2000E
Net Income		47	63	84	108	137	150	169

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation & amortization		17	21	27	37	50	61	76

Cummulative effect of change in accounting for income taxes		3	0	0	0	0	0	0

Loss on sale of fixed assets		(0)	0	0	(0)	(0)	0	0

Decrease in Deferred and other income taxes		(1)	(1)	1	(0)	0	(5)	0

Changes in assets & liabilities, net of effects from acquisitions and dispositions:

Accounts receivable		(21)	(12)	(20)	(13)	(50)	(65)	(17)

Increase in other current assets		(1)	(1)	(1)	(3)	(28)	(8)	(81)

Deferred charges and other assets		(3)	(3)	(7)	(3)	(4)	0	(7)

Accounts payable		1	6	3	2	4	23	19

Accrued expenses and other liabilities		0	3	1	5	9	3	19

Income taxes — currently payable and deferred		3	(3)	3	(1)	8	10	(13)

Other long term liabilities		3	1	3	1	0	(1)	0

Net cash provided by operating activities		46	74	95	132	127	168	167

Cash Flows from Investing Activities:

Acquisition of facility		(1)	(74)	(100)	(51)	(168)	(184)	(60)

Additions to property, plant and equipment		(23)	(23)	(41)	(59)	(54)	(159)	(112)

Proceeds from sale of equipment		5	0	0	0	0	0	0

Net cash used in investing activities		(19)	(97)	(141)	(110)	(222)	(343)	(172)

Cash Flows from Financing Activities:

Proceeds from long term borrowings		7	1	1	1	58	250	73

Principal payments on debt		(10)	(14)	(7)	(21)	(22)	(17)	(15)

Proceeds from issuance of common stock		11	2	9	34	8	(57)	(42)

Decrease in funds held by trustee		(0)	(0)	(1)	0	(4)	(0)	1

Net cash provided by (used in) financing activities		7	(11)	2	14	40	175	16

Increase (Decrease) in cash and cash equivalents		35	(34)	(44)	36	(55)	0	10

Cash and cash equivalents, Beginning of Period		74	109	75	31	67	13	13

Cash and cash equivalents, End of Period		109	75	31	67	13	13	23

Health Management Associates
Balance Sheet

($ in thousands, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Current Assets:

Cash and cash equivalents		109	75	31	67	13	13	23

Accounts receivable, net		55	69	103	119	219	312	342

Funds held by trustee		1	1	2	1	1	2	0

Income taxes-receivable and deferred		2	7	12	13	18	31	0

Other current assets		9	22	29	35	57	68	122

Total current assets		178	175	178	236	309	425	488

Property and equipment		279	365	505	473	926	1,142	1,088

Less: accumulated depreciation		(65)	(82)	(107)	0	(188)	(230)	(21)

Net property and equipment		214	283	398	473	738	912	1,068

Other assets:

Funds held by trustee		0	0	0	1	4	4	3

Deferred charges and other assets		7	10	16	18	62	175	184

Total Assets		399	468	592	728	1,112	1,517	1,742

Liabilities and Stockholders’ Equity

Current liabilities:

Accounts payable		15	22	29	34	44	74	93

Accrued expenses and other liabilities		17	23	30	37	58	72	73

Income taxes —currently payable and deferred		0	0	4	3	10	20	0

Current maturities of long term debt		7	7	8	8	9	9	0

Total current liabilities		40	51	71	83	121	175	166

Deferred income taxes		19	18	19	19	40	33	33

Other long term liabilities		11	12	15	16	61	17	18

Long term debt, net of current maturities		76	68	69	50	134	402	499

Common stockholders’ equity:

Preferred stock, $0.01 par value, 5,000,000

Common Stock, Class A, $0.01 par value		0	1	1	0	2	3	0

Additional paid in capital		132	134	149	0	242	295	0

Treasury stock

Retained earnings		120	183	267	560	513	663	1,027

Total stockholders’ equity		253	318	418	560	757	891	1,027

Total Assets and Shareholders Equity		399	467	592	728	1,112	1,517	1,742

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA - Operations			14.6%	15.9%	16.4%	14.9%	11.4%	10.3%
ROC - Operations			17.7%	19.3%	19.8%	18.2%	13.7%	12.0%
ROE - Operations			22.2%	22.9%	22.2%	20.8%	18.2%	17.6%

ROA - Total			14.6%	15.9%	16.4%	14.9%	11.4%	10.3%
ROC - Total			17.7%	19.3%	19.8%	16.2%	13.7%	12.0%
ROE - Total			22.2%	22.9%	22.2%	20.8%	18.2%	17.6%

LTD: Equity		0.30	0.21	0.16	0.09	0.18	0.45	0.49
Total Debt: Equity		0.33	0.23	0.18	0.10	0.19	0.46	0.49
Total Debt: EBITDA		0.81	0.58	0.46	0.26	0.51	1.30	1.31
Interest Coverage		23.02	35.47	46.11	58.89	58.94	37.72	14.20
Cost of Debt Capital			4.6%	4.6%	5.5%	4.7%	3.0%	5.9%

EBITDA / Share		$0.44	$0.54	$0.69	$0.88	$1.10	$1.26	$1.57
EBITDA / Share Growth			23.2%	29.2%	26.6%	25.1%	15.1%	24.7%
EBITDA Margin		23.5%	24.2%	23.7%	24.4%	24.6%	23.3%	23.5%
D&A % Revenue		3.8%	3.8%	3.8%	4.1%	4.4%	4.5%	4.7%
EBIT Margin		19.7%	20.3%	19.9%	20.3%	20.2%	18.8%	18.8%
Interest % Revenue		1.0%	0.7%	0.5%	0.4%	0.4%	0.6%	1.7%
Pretax Margin		18.6%	19.6%	19.4%	19.9%	19.8%	18.2%	17.1%

Revenue Growth			21.2%	34.5%	25.4%	27.2%	19.0%	19.5%
EBITDA Growth			24.9%	31.7%	29.3%	28.3%	12.8%	20.4%
EPS Growth			34.2%	30.3%	26.2%	23.1%	11.7%	14.8%

Capital Expenditures: Depreciation		1.36	1.12	1.52	1.62	1.07	2.60	1.47
Employees					10,000	15,000	16,000	18,000
Regional / Divisional / Home Office Empl					55	55	65
Revenue / Employee					90	76	85	90
EBITDA / Employee					22	19	20	21

Cash Flow Operations / Revenues		10.5%	14.0%	13.2%	14.8%	11.2%	12.4%	10.3%
Cash Flow Operations - Cap Ex / Revenues		5.4%	9.7%	7.5%	8.2%	6.4%	0.7%	3.4%

Stock Price 9/30	3.480	4.863	6.344	11.109	14.055	18.250	7.750	14.500
Stockholder Annual Return		39.7%	30.4%	75.1%	26.5%	29.8%	-57.5%	87.1%
3 Year Return				219.2%	189.0%	167.7%	-30.2%	3.2%
4 Year Return					303.8%	275.3%	22.2%	30.5%
5 Year Return						424.4%	59.4%	128.6%

Net A/R DSO		46.1	47.3	52.7	48.6	70.2	84.0	77.2
Change from Last Year			1.2	5.3	(4.0)	21.6	13.8	(6.8)
Change from 3 Years Ago					2.5	22.9	31.3	28.5
Cash Cost of 3 Year Change							116	126

Quorum Health Group

Income Statement
Years as Originally Reported
($ In millions, except per share)

	1993	1994	1995	1996	1997	1998	1999	2000
Net patient service revenue		520	724	963	1,274	1,428	1,505	1,614
Hospital management		73	74	78	79	80	83	80
Reimbursable expenses		48	52	57	61	65	65	64
Net operating revenue	343	641	850	1,099	1,414	1,572	1,653	1,758

Salaries and benefits	130	235	320	421	561	628	687	722
Reimbursable expenses	43	48	52	57	61	65	65	64
Supplies	41	90	122	161	198	210	231	255
Fees	29	56	83	103	126	141	157	158
Other operating	29	57	68	93	117	130	122	129
Doubtful accounts	16	39	49	56	90	107	127	130
Equity in earnings of affiliates	0	0	0	0	0	7	22	19
EBITDAR	56	116	156	208	261	299	252	319

Leases and rentals	0	0	0	0	0	0	34	37
EBITDA	56	116	156	208	261	299	252	282

Depreciation /amortization	15	28	38	56	75	87	95	108
EBIT	41	88	119	152	186	212	157	211

Interest	14	25	22	37	46	41	54	69
Loss (gain) on sale of assets	0	0	0	(1)	0	0	35	0
Minority interest	1	1	1	0	1	3	(6)	4

Income before taxes & extraordinary	26	62	95	117	139	168	72	95
Income taxes	10	26	40	47	55	67	33	37
Income before extraordinary items	16	36	56	69	84	102	39	58
Extraordinary item	0	0	0	0	(8)	(15)	0	0
Net income	0	0	0	0	76	87	39	58

EPS:
Primary (operating)	$0.27	$0.64	$0.76	$0.93	$1.11	$1.36	$0.53	$0.81
Extraordinary item	$—	$—	$—	$—	$—	$(0.20)	$—	$—
Net earnings per share	$—	$—	$—	$—	$1.00	$1.16	$0.53	$0.81

Fully Diluted (operating)	$0.25	$0.59	$0.76	$0.93	$1.11	$1.32	$0.52	$0.75
Extraordinary item	$—	$—	$—	$—	$—	$(0.19)	$—	$—
Net earnings per share	$—	$—	$—	$—	$1.00	$1.12	$0.52	$0.75

Average shares:
Primary	59.4	56.7	73.7	74.6	75.9	74.7	73.5	71.5
Fully Diluted	66.8	61.8	73.7	74.6	76.0	77.2	74.4	82.0

Margin Assumptions

Salaries/Revs	37.8%	36.7%	37.6%	38.3%	39.7%	39.9%	41.6%	41.1%

Reimb Exp/Revs	12.4%	7.5%	6.1%	5.2%	4.3%	4.1%	3.9%	3.6%

Supplies/Revs	11.9%	14.0%	14.3%	14.6%	14.0%	13.4%	14.0%	14.5%

Fees/Revs	8.3%	8.7%	9.8%	9.3%	8.9%	9.0%	9.5%	9.0%

Other Operating	8.3%	8.9%	8.0%	8.4%	8.3%	8.2%	7.4%	7.3%

Doubtful Accounts	4.8%	6.1%	5.7%	5.1%	6.4%	6.8%	7.7%	7.4%

EBITDA Margin	16.4%	18.1%	18.4%	19.0%	18.5%	19.0%	15.3%	18.2%

EBITDA Margin excluding reimbursement	18.7%	19.6%	19.6%	20.0%	19.3%	19.8%	15.9%	18.8%

EBITDA Margin excluding JV equity	18.7%	19.6%	19.6%	20.0%	19.3%	19.4%	14.5%	17.7%

Depreciation % PPE	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Tax Rate	39.6%	41.4%	41.4%	40.6%	39.7%	39.7%	46.3%	39.1%

Quorum Health Group
Cash Flow Statement

($ in thousands, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Cash Flow From Operations

Net income		36	56	69	76	87	39	58

Depreciation		24	38	57	75	87	95	108

Minority Interest		1	1	1	1	3	(16)	4

Other operating		10	(7)	(13)	15	(52)	11	(5)

Cash Flow From Operations		72	88	114	167	125	129	164

Cash Flow From Investing

Acquisition		(350)	(100)	(205)	(176)	(132)	(217)	(20)

PP&E		(36)	(58)	(62)	(71)	(132)	(124)	(104)

Assets held for sale		(37)	3	0	0	0	13	7

Assets sold		67	4	1	0	15	0	0

Other		(1)	0	0	2	(4)	(1)	1

Cash Flow From Investing		(357)	(151)	(266)	(245)	(253)	(329)	(116)

Cash Flow From Financing

Principal payments		0	0	0	0	0	0	0

Proceeds from notes		0	0	0	0	0	0	0

Proceeds from issuance of senior notes		0	0	150	0	0	0	0

Borrowing under credit line		381	269	364	351	96	256	(189)

Payments under credit line		(269)	(212)	(368)	(179)	0	0	0

Common stock		166	6	6	8	13	(39)	(13)

Subordinated notes		(18)	0	0	(100)	0	0	150

Loan origination costs		(1)	(2)	(5)	(0)	0	0	0

Other		(1)	(1)	(2)	(2)	17	(12)	(4)

Cash Flow From Financing		258	60	145	77	127	205	(57)

Net Cash Flow		(26)	(3)	(7)	(1)	(1)	5	(9)

Beginning cash		57	30	27	20	19	18	22

Ending cash		30	27	20	19	18	22	13

Quorum Health Group
Balance Sheet

($ in thousands, except per share)	1993	1994	1995	1996	1997	1998	1999	2000E
Assets

Current Assets

Cash and equivalents		30	27	20	19	18	22	13

Accounts receivable		107	145	186	249	273	332	337

Supplies		17	21	27	32	29	39	36

Deferred income taxes		7	7	0	0	0	0	0

Assets for sale		6	0	0	0	0	0	0

Other current assets		15	18	26	32	34	47	53

Total current assets		183	218	259	331	355	440	439

PP&E, net		314	419	551	687	679	835	851

Goodwill		111	111	143	186	144	226	225

Other assets		18	25	68	75	313	330	331

		626	774	1,021	1,279	1,491	1,832	1,845

Liabilities and Shareholders’ Equity

Current Liabilities

Accounts payable		32	39	47	77	70	97	101

Accrued salaries		26	36	43	62	64	73	72

Accrued pension		6	0	0	0	0	0	0

Accrued taxes		4	2	0	0	0	0	0

Deferred income		6	6	5	6	0	0	0

Other current liabilities		3	1	2	3	28	35	31

Current LTD		5	2	2	2	1	1	1

Current Liabilities		81	85	99	151	163	205	206

LTD		225	287	431	520	617	872	832

Reserves for liability		7	0	0	0	0	0	0

Deferred taxes		11	24	33	38	29	33	28

Other liabilities		4	15	20	25	31	36	43

Minority interest		4	6	6	27	27	60	66

Common Equity		294	356	432	518	622	625	670

		626	774	1,021	1,279	1,491	1,832	1,845

	1993	1994	1995	1996	1997	1998	1999	2000E
ROA - Operations			3.2%	4.1%	4.0%	2.9%	3.2%	3.8%
ROC - Operations			3.8%	4.9%	4.8%	3.6%	3.9%	4.6%
ROE - Operations			6.8%	9.3%	9.6%	7.1%	8.6%	10.7%

ROA-Total			3.2%	4.1%	4.0%	2.9%	3.2%	3.8%
ROC-Total			3.8%	4.9%	4.8%	3.6%	3.9%	4.6%
ROE-Total			6.8%	9.3%	9.6%	7.1%	8.6%	10.7%

LTD : Equity		0.77	0.81	1.00	1.00	0.99	1.40	1.24
Total Debt : Equity		0.78	0.81	1.00	1.01	0.99	1.40	1.24
Total Debt : EBITDA		1.98	1.85	2.08	2.00	2.07	3.46	2.95
Interest Coverage		4.63	7.04	5.70	5.72	7.37	4.70	4.08
Cost of Debt Capital			8.6%	10.1%	9.5%	7.1%	7.2%	8.1%

EBITDA / Share		$2.05	$2.12	$2.79	$3.44	$4.00	$3.43	$3.95
EBITDA / Share Growth			3.5%	31.7%	23.1%	16.5%	-14.3%	15.1%
EBITDA Margin		18.1%	18.4%	19.0%	18.5%	19.0%	15.3%	16.1%
D&A % Revenue		4.4%	4.4%	5.1%	5.3%	5.5%	5.8%	6.1%
EBIT Margin		13.7%	14.0%	13.9%	13.1%	13.6%	9.5%	12.0%
Interest % Revenue		3.9%	2.6%	3.3%	3.2%	2.6%	3.2%	3.9%
Pretax Margin		9.6%	11.2%	10.6%	9.9%	10.7%	4.4%	5.4%

Revenue Growth		86.8%	32.6%	29.2%	28.7%	11.2%	5.1%	6.4%
EBITDA Growth		106.3%	34.7%	33.3%	25.2%	14.6%	-15.7%	12.0%
EPS Growth		137.7%	29.4%	22.2%	19.3%	18.9%	-60.3%	43.9%

Capital Expenditures : Depreciation		1.28	1.55	1.11	0.95	1.51	1.30	0.96
Employees					17,935	18,890	20,900	20,900
Regional / Divisional / Home Office Empl					118	130	150
Revenue / Employee					79	83	79	84
EBITDA / Employee					15	16	12	14

Cash Flow Operations / Revenues		11.2%	10.4%	10.4%	11.8%	7.9%	7.8%	9.3%
Cash Flow Operations-Cap Ex / Revenues		5.6%	3.5%	4.7%	6.8%	-0.4%	0.3%	3.4%

Stock Price 6/30		11.668	13.500	17.582	23.832	26.500	12.563	10.313
Stockholder Annual Return			15.7%	30.2%	35.5%	11.2%	-52.6%	-17.9%
3 Year Return					104.3%	96.3%	-28.5%	-56.7%
4 Year Return						127.1%	-6.9%	-41.3%
5 Year Return							7.7%	-23.6%

Net A/R DSO		61.1	62.2	61.7	64.2	63.5	73.4	69.9
Change from Last Year			1.0	(0.4)	2.5	(0.7)	9.9	(3.5)
Change from 3 Years Ago					3.1	1.3	11.7	5.7
Cash Cost of 3 year Change							53	28

Matrix of Financial Indicators

Return on Assets

	1995	1996	1997	1998	1999	2000E
THC	2.8%	4.3%	-2.4%	2.1%	1.9%	2.2%

HCA	6.6%	7.3%	-1.4%	1.8%	3.6%	2.3%

UHS	5.6%	5.9%	6.6%	6.3%	5.3%	5.5%

HMA	14.6%	15.9%	16.4%	14.9%	11.4%	10.3%

QHGI	3.2%	4.1%	4.0%	2.9%	3.2%	3.8%

Competitor Average	7.5%	8.3%	6.4%	6.5%	5.9%	5.5%

Return on Capital

	1995	1996	1997	1998	1999	2000E
THC	4.9%	6.3%	-3.5%	3.0%	2.5%	3.0%

HCA	9.2%	10.1%	-1.9%	2.5%	5.4%	3.4%

UHS	8.1%	8.0%	8.8%	8.6%	7.4%	7.6%

HMA	17.7%	19.3%	19.8%	18.2%	13.7%	12.0%

QHGI	3.8%	4.9%	4.8%	3.6%	3.9%	4.6%

Competitor Average	9.7%	10.6%	7.9%	8.2%	7.6%	6.9%

Return on Equity

	1995	1996	1997	1998	1999	2000E
THC	10.0%	15.1%	-8.3%	7.7%	6.7%	7.6%

HCA	17.5%	19.1%	-3.8%	5.1%	10.0%	6.8%

UHS	12.7%	13.5%	13.7%	13.8%	12.3%	13.1%

HMA	22.2%	22.9%	22.2%	20.8%	18.2%	17.6%

QHGI	6.8%	9.3%	9.6%	7.1%	8.6%	10.7%

Competitor Average	14.8%	16.2%	10.4%	11.7%	12.3%	12.1%

Matrix of Financial Indicators

LTD: Equity

	1995	1996	1997	1998	1999	2000E
THC	1.65x	1.21x	1.56x	1.64x	1.65x	1.39x

HCA	1.00x	0.79x	1.28x	0.75x	0.94x	1.01x

UHS	0.80x	0.61x	0.52x	0.67x	0.65x	0.77x

HMA	0.21x	0.16x	0.09x	0.18x	0.45x	0.49x

QHGI	0.81x	1.00x	1.00x	0.99x	1.40x	1.24x

Competitor Average	0.70x	0.64x	0.72x	0.65x	0.86x	0.88x

Total Debt : Equity

	1995	1996	1997	1998	1999	2000E
THC	1.79x	1.23x	1.57x	1.64x	1.66x	1.40x

HCA	1.04x	0.81x	1.30x	0.89x	1.15x	1.13x

UHS	0.82x	0.62x	0.53x	0.67x	0.66x	0.77x

HMA	0.23x	0.18x	0.10x	0.19x	0.46x	0.49x

QHGI	0.81x	1.00x	1.01x	0.99x	1.40x	1.24x

Competitor Average	0.72x	0.66x	0.73x	0.69x	0.92x	0.91x

Total Debt: EBITDA

	1995	1996	1997	1998	1999	2000E
THC	5.71x	2.96x	3.31x	3.23x	3.464x	2.93x

HCA	1.98x	1.62x	3.30x	2.35x	2.23x	2.06x

UHS	2.11x	1.63x	1.35x	1.60x	1.60x	1.95x

HMA	0.58x	0.46x	0.26x	0.51x	1.30x	1.31x

QHGI	1.85x	2.08x	2.00x	2.07x	3.463x	2.95x

Competitor Average	1.63x	1.45x	1.73x	1.63x	2.15x	2.07x

Matrix of Financial Indicators

EBITDA: Interest

	1995	1996	1997	1998	1999	2000E
THC	4.51x	3.52x	3.65x	3.90x	3.83x	4.04x

HCA	8.09x	8.65x	5.78x	5.11x	6.13x	6.13x

UHS	10.32x	8.15x	10.63x	9.76x	9.83x	8.92x

HMA	35.47x	48.11x	58.89x	58.94x	37.72x	14.20x

QHGI	7.04x	5.70x	5.72x	7.37x	4.70x	4.08x

Competitor Average	15.23x	17.65x	20.25x	20.29x	14.60x	8.33x

Average Cost of Debt

	1995	1996	1997	1998	1999	2000E
THC	6.43%	9.21%	10.05%	8.52%	7.90%	7.91%

HCA	8.13%	6.93%	6.02%	6.94%	7.14%	7.94%

UHS	6.65%	8.07%	6.91%	7.74%	6.36%	6.52%

HMA	4.61%	4.64%	5.50%	4.74%	3.03%	5.90%

QHGI	8.55%	10.13%	9.55%	7.12%	7.20%	8.10%

Competitor Average	6.99%	7.44%	6.99%	6.64%	5.93%	7.12%

EBITDA Margin

	1995	1996	1997	1998	1999	2000E
THC	18.8%	19.8%	17.5%	18.3%	17.1%	17.0%

HCA	21.0%	21.6%	15.1%	15.4%	17.3%	19.0%

UHS	12.4%	14.6%	14.3%	14.1%	12.9%	13.3%

HMA	24.2%	23.7%	24.4%	24.6%	23.3%	23.5%

QHGI	18.4%	19.0%	18.5%	19.0%	15.3%	16.1%

Competitor Average	19.0%	19.7%	18.1%	18.3%	17.2%	18.0%

Matrix of Financial Indicators

D&A % of Revenue

	1995	1996	1997	1998	1999	2000E
THC	5.9%	5.8%	5.1%	4.6%	5.1%	4.7%

HCA	5.5%	5.8%	6.6%	6.7%	6.6%	6.2%

UHS	5.5%	6.0%	5.6%	5.6%	5.3%	4.8%

HMA	3.9%	3.8%	4.1%	4.4%	4.5%	4.7%

QHGI	4.4%	5.1%	5.3%	5.5%	5.8%	6.1%

Competitor Average	4.8%	5.2%	5.4%	5.6%	5.5%	5.5%

EBIT Margin

	1995	1996	1997	1998	1999	2000E
THC	12.9%	14.0%	12.4%	13.6%	12.0%	12.3%

HCA	15.5%	15.8%	8.6%	8.7%	10.8%	12.8%

UHS	6.9%	8.5%	8.7%	8.5%	7.6%	8.6%

HMA	20.3%	19.9%	20.3%	20.2%	18.8%	18.8%

QHGI	14.0%	13.9%	13.1%	13.5%	9.5%	12.0%

Competitor Average	14.2%	14.5%	12.7%	12.7%	11.7%	13.1%

Interest % of Revenue

	1995	1996	1997	1998	1999	2000E
THC	4.2%	5.6%	4.8%	4.7%	4.5%	4.2%

HCA	2.6%	2.5%	2.6%	3.0%	2.8%	3.1%

UHS	1.2%	1.8%	1.3%	1.4%	1.3%	1.5%

HMA	0.7%	0.5%	0.4%	0.4%	0.6%	1.7%

QHGI	2.6%	3.3%	3.2%	2.6%	3.2%	3.9%

Competitor Average	1.8%	2.0%	1.9%	1.9%	2.0%	2.5%

Matrix of Financial Indicators

Pretax Margin

	1995	1996	1997	1998	1999	2000E
THC	9.9%	13.4%	0.3%	6.5%	4.36%	5.4%

HCA	10.1%	12.6%	2.1%	5.8%	7.4%	4.4%

UHS	5.7%	6.7%	7.3%	6.6%	6.0%	6.5%

HMA	19.6%	19.4%	19.9%	19.8%	18.2%	17.1%

QHGI	11.2%	10.6%	9.9%	10.7%	4.38%	5.4%

Competitor Average	11.7%	12.3%	9.8%	10.7%	9.0%	8.4%

EBITDA / Share Growth

	1995	1996	1997	1998	1999	2000E
THC	6.6%	48.9%	-4.4%	17.8%	1.5%	3.5%

HCA	29.6%	15.0%	-32.4%	3.7%	10.7%	13.1%

UHS	23.6%	36.8%	10.8%	30.8%	3.3%	12.5%

HMA	23.2%	29.2%	26.6%	25.1%	15.1%	24.7%

QHGI	3.5%	31.7%	23.1%	16.5%	-14.3%	15.1%

Competitor Average	20.0%	28.2%	7.0%	19.0%	3.7%	16.4%

Cash Flow Operations : Revenue

	1995	1996	1997	1998	1999	2000E
THC	-0.2%	3.5%	4.6%	4.1%	5.3%	7.6%

HCA	12.7%	13.2%	7.9%	10.3%	7.3%	11.0%

UHS	9.9%	12.2%	11.0%	7.6%	8.6%	9.4%

HMA	14.0%	13.2%	14.8%	11.2%	12.4%	10.3%

QHGI	10.4%	10.4%	11.8%	7.9%	7.8%	9.3%

Competitor Average	11.7%	12.3%	11.4%	9.2%	9.0%	10.0%

Matrix of Financial Indicators

Cash Flow Operations —Cap Ex : Revenue

	1995	1996	1997	1998	1999	2000E
THC	-8.2%	-3.1%	0.0%	-1.3%	-0.1%	2.2%

HCA	4.1%	6.1%	0.3%	3.5%	-0.4%	4.9%

UHS	3.3%	3.3%	1.0%	2.5%	5.3%	3.3%

HMA	9.7%	7.5%	8.2%	6.4%	0.7%	3.4%

QHGI	3.5%	4.7%	6.8%	-0.4%	0.3%	3.4%

Competitor Average	5.2%	5.4%	4.1%	3.0%	1.5%	3.7%

Net A/R DSO

	1995	1996	1997	1998	1999	2000E
THC	62.2	55.0	56.5	64.3	77.8	80.1

HCA	55.0	55.4	48.9	41.0	41.0	42.8

UHS	44.8	44.6	45.6	49.9	54.9	57.9

HMA	47.3	52.7	48.6	70.2	84.0	77.2

QHGI	62.2	61.7	64.2	63.5	73.4	69.9

Competitor Average	52.3	53.6	51.8	56.1	63.3	61.9

Change in A/R DSO

	1995	1996	1997	1998	1999	2000E
THC	14.8	(7.1)	1.5	7.7	13.5	2.4

HCA	(2.3)	0.5	(6.5)	(8.0)	0.1	1.8

UHS	5.2	(0.2)	1.0	4.3	5.0	2.9

HMA	1.2	5.3	(4.0)	21.6	13.8	(6.8)

QHGI	1.0	(0.4)	2.5	(0.7)	9.9	(3.5)

Competitor Average	1.3	1.3	(1.8)	4.3	7.2	(1.4)

Matrix of Financial Indicators

Three Year Change in A/R DSO

	1995	1996	1997	1998	1999	2000E
THC			9.2	2.1	22.7	23.6

HCA			(8.4)	(14.0)	(14.4)	(6.1)

UHS			6.0	5.2	10.3	12.3

HMA			2.5	22.9	31.3	28.5

QHGI			3.1	1.3	11.7	5.7

Competitor Average			0.8	3.8	9.7	10.1

Revenue : Employee

	1995	1996	1997	1998	1999	2000E
THC			82.8	84.7	86.4	107.7

HCA			63.8	71.9	99.1	100.0

UHS			81.0	97.6	105.5	106.5

HMA			89.5	75.9	84.7	90.0

QHGI			78.8	83.2	79.1	84.1

Competitor Average			78.3	82.2	92.1	95.2

EBITDA : Employee

	1995	1996	1997	1998	1999	2000E
THC			14.5	15.5	14.8	18.3

HCA			9.7	11.0	17.2	19.1

UHS			11.6	13.8	13.7	14.2

HMA			21.9	18.7	19.8	21.2

QHGI			14.5	15.8	12.1	13.5

Competitor Average			14.4	14.8	15.7	17.0